Exhibit 22.1
                                  ------------




                           SUBSIDIARIES OF THE COMPANY



------------------------------------------ ---------------------------------------- ----------------------------------------
Name of Subsidiary                         State   or   Jurisdiction   of           Percentage Owned
                                           Incorporation
------------------------------------------ ---------------------------------------- ----------------------------------------
Commodore Solution
Technologies, Inc.                         Delaware                                 100%
------------------------------------------ ---------------------------------------- ----------------------------------------
Commodore Advanced
Sciences, Inc.*                            New Mexico                               100%
------------------------------------------ ---------------------------------------- ----------------------------------------
A.S. Environmental, Inc.*                  Delaware                                 100%
------------------------------------------ ---------------------------------------- ----------------------------------------
Commodore Government
Environmental                              Delaware                                 100%
Technologies, Inc.*
------------------------------------------ ---------------------------------------- ----------------------------------------
Environmental Alternatives, Inc.*          New Mexico                               100%
------------------------------------------ ---------------------------------------- ----------------------------------------
Advanced Sciences Integrated
Mexico, S.A. de C.V.*                      Mexico                                   100%
------------------------------------------ ---------------------------------------- ----------------------------------------
Advanced Sciences Integradas S.A.*         Argentina                                100%
------------------------------------------ ---------------------------------------- ----------------------------------------


*  Wholly owned subsidiary of Commodore Solution Technologies, Inc.